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                                                                    EXHIBIT 99-2

                                                                      SCHEDULE V
                     VALLEY FORGE LIFE INSURANCE COMPANY
                VALUATION AND QUALIFYING ACCOUNTS AND RESERVES





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
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                                                             BALANCE      CHARGED      CHARGED                    BALANCE
                                                               AT           TO           TO                         AT
                                                            BEGINNING    COSTS AND      OTHER                     END OF
(In thousands of dollars)                                   OF PERIOD    EXPENSES      AMOUNTS     DEDUCTIONS     PERIOD
-------------------------------------------------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 1998
     Deducted from assets:
     Allowance for doubtful accounts:
       Insurance receivables.......................         $  285       $    9       $    -       $  268       $   26
                                                            ======       ======       ========     ======       ======
YEAR ENDED DECEMBER 31, 1997
     Deducted from assets:
     Allowance for doubtful accounts:
       Insurance receivables.......................         $  378       $  246       $    -       $  339       $  285
                                                            ======       ======       ========     ======       ======
YEAR ENDED DECEMBER 31, 1996
     Deducted from assets:
     Allowance for doubtful accounts:
       Insurance receivables.......................         $  175       $  212       $    -       $    9       $  378
                                                            ======       ======       ========     ======       ======
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